FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD:  FEB-99         PAYMENT DATE:  3/15/99
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   35,000,000

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  207,258,697     $   670.18
Defaulted Amount for the Settlement Period ................................                  0           0.00
Recoveries for the Settlement Period ......................................                821           0.00

CERTIFICATE/FEE DISTRIBUTION ON: 3/15/99

     Interest on the Series C Certificates ................................     $   534,157.54     $     1.73
     Interest on the Series D - Class A Certificates ......................         387,422.25           1.25
     Interest on the Subordinated Series 1995-1 Certificates ..............         132,426.68           0.43
     Interest on the Series D - Class B Certificates ......................          39,486.70           0.13
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         520,309.25           1.68
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,613,802.42     $     5.22
                                                                                ==============     ==========
VFC ACTIVITY FOR THE FEBRUARY 1999 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $28,000,000.00
     Principal from the Variable Funding Certificateholder ................      11,000,000.00
     Principal to the Variable Funding Certificateholder ..................     ( 4,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $35,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $   119,459.17     $    0.39
     Liquidity Fees for the Settlement Period for the VFC .................          16,097.25          0.05
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $   135,556.42     $    0.44
                                                                                ==============     ==========
AS OF THE END OF THE FEBRUARY 1999 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    8,209,877
Aggregate Subordinated Transferor Amount ..................................     $   40,186,328

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    1,728,000
Excess Funding Account balance ............................................     $    2,600,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending March 14th.
  -   The Series C Certificate Rate was 5.27563% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.16563% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 5.88563% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 5.68563% for this Interest Accrual Period.